Exhibit 99.2

                                  CERTIFICATION



         The  undersigned   officer  of  NYMAGIC,   INC.,   certifies  that  the
accompanying Quarterly Report on Form 10-Q fully complies with the applicable reporting requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of NYMAGIC, INC.


                                               /s/ Thomas J. Iacopelli
November 12, 2002                             ----------------------------------
                                              Thomas J. Iacopelli
                                              Chief Financial Officer